Exhibit 10.18

Exponent, Inc. Nonqualified

Deferred Compensation Plan

Adoption Agreement

Table of Contents

1.01	Preamble	1

1.02	Plan	1

1.03	Plan Sponsor	1

1.04	Employer	2

1.05	Administrator	2

1.06	Key Employee Determination Dates	2

2.01	Participation	3

3.01	Compensation	4

3.02	Bonuses	5

4.01	Participant Contributions	6

5.01	Employer Contributions	9

6.01	Distributions	12

7.01	Vesting	16

8.01	Unforeseeable Emergency	20

9.01	Investment Decisions	21

10.01	Trust	22

11.01	Termination Upon Change In Control	23

11.02	Automatic Distribution Upon Change In Control	23

11.03	Change In Control	23

12.01	Governing State Law	24

Appendix A		28

-i-

August 2018

Adoption Agreement

1.01	Preamble

By the execution of this Adoption Agreement the Plan Sponsor hereby [complete (a) or (b)]

(a)	☐	adopts a new plan as of [month, day, year]

(b)	☒

amends and restates its existing plan as of January 1, 2022 which is the Amendment Restatement Date. Except as otherwise provided in Appendix A, all amounts deferred under the Plan prior to the Amendment Restatement Date shall be governed by the terms of the Plan as in effect on the day before the Amendment Restatement Date.

Original Effective Date: March 1, 2004

Pre-409A Grandfathering: ☒ Yes☐No

1.02	Plan

Plan Name:	Exponent, Inc. Nonqualified Deferred Compensation Plan

Plan Year:	calendar

1.03	Plan Sponsor

Name:	Exponent, Inc.

Address:	149 Commonwealth Drive, Menlo Park, CA 94025

Phone #:	(650) 326-9400

EIN #:	77-0218904

Fiscal Year:	calendar

Is stock of the Plan Sponsor, any Employer or any Related Employer publicly traded on an established securities market? ☒ Yes☐ No

August 2018

1.04	Employer

The following entities have been authorized by the Plan Sponsor to participate in and have adopted the Plan [insert “Not Applicable” if none have been authorized]:

Entity	Publicly Traded on Est. Securities Market

	Yes	No
	☐	☐
	☐	☐
	☐	☐
	☐	☐
	☐	☐
	☐	☐
	☐	☐

1.05Administrator

The Plan Sponsor has designated the following party or parties to be responsible for the administration of the Plan:

Name:	Chief Human Resources Officer

Address:	Same as above

Note: The Administrator is the person or persons designated by the Plan Sponsor to be responsible for the administration of the Plan. Neither Fidelity Employer Services Company nor any other Fidelity affiliate can be the Administrator.

1.06	Key Employee Determination Dates

The Employer has designated December 31 as the Identification Date for purposes of determining Key Employees.

In the absence of a designation, the Identification Date is December 31.

The Employer has designated April 1 as the effective date for purposes of applying the six month delay in distributions to Key Employees.

In the absence of a designation, the effective date is the first day of the fourth month following the Identification Date.

The Key Employee’s vested Account will remain invested as if the termination date had not occurred, then valued as of the actual distribution date.

August 2018

2.01	Participation

(a)	☐	Employees [complete (i), (ii) or (iii)]

	(i)	☒	A select group of management or highly-compensated Employees as designated by the Employer in separate resolutions or agreements.

	(ii)	☐	Eligible Employees are those employees of the Employer who satisfy the following criteria:

	(iii)	☐	Employees are not eligible to participate.

(b)	☒	Directors [complete (i), (ii) or (iii)]

	(i)	☒	All non-employee Directors are eligible to participate.

	(ii)	☐	Only Directors selected by the Employer are eligible to participate.

	(iii)	☐	Directors are not eligible to participate.

August 2018

3.01	Compensation

For purposes of determining Participant contributions under Article 4 and Employer contributions under Article 5, Compensation shall be defined in the following manner [complete (a) or (b) and select (c) and/or (d), if applicable]:

(a)	☒	Compensation is defined as:

Participant’s total wages, salary, commissions, overtime, bonus, etc. for a given year which the Employer is required to report on Form W-2 or other appropriate form, (or, in the case of Board members, Board fees and retainer only, but not including expense reimbursements), earned while the Participant is an Eligible Employee as determined by the Employer.

(b)	☐	Compensation as defined in [insert name of qualified plan] without regard to the limitation in Section 401(a)(17) of the Code for such Plan Year.

(c)	☐	Director Compensation is defined as:

(d)		Compensation shall, for all Plan purposes, be limited to $.

(e)		Not Applicable.

August 2018

3.02	Bonuses

Compensation, as defined in Section 3.01 of the Adoption Agreement, includes the following type of bonuses that will be the subject of a separate deferral election:

Type	[Will be treated as] Performance Based Compensation

	Yes	No
Non-Performance Based	☐	☒
Performance Based	☒	☐
	☐	☐
	☐	☐
	☐	☐

☐	Not Applicable.

August 2018

4.01	Participant Contributions

If Participant contributions are permitted, complete (a), (b), and (c). Otherwise complete (d).

(a)	Amount of Deferrals

A Participant may elect within the period specified in Section 4.01(b) of the Adoption Agreement to defer the following amounts of remuneration. For each type of remuneration listed, complete “dollar amount” and/or “percentage amount”.

(i)	Compensation other than Bonuses [do not complete if you complete (iii)]

Type of Remuneration	Dollar Amount		% Amount		Increment
	Min	Max	Min	Max
Salary	$0	$2,000,000	1%	100%	1%
401(k) Refund			%	100%	%
Social Security Trigger			%	100%	%

Note: The increment is required to determine the permissible deferral amounts. For example, a minimum of 0% and maximum of 20% with a 5% increment would allow an individual to defer 0%, 5%, 10%, 15% or 20%.

Note: The 401(k) Refund is an amount deferred from a Participant’s Compensation equal in value to any refund paid to the Participant in that year resulting from excess deferrals in the Exponent Inc. 401(k) Savings Plan. The Social Security Trigger is an amount deferred pursuant to an election by the Participant to defer a separate percentage of Compensation only from that portion of Compensation that exceeds the Social Security Taxable Wage Base for the upcoming year.

(ii)	Bonuses [do not complete if you complete (iii)]

Type of Bonus	Dollar Amount		% Amount		Increment
	Min	Max	Min	Max
Non-Performance Based Bonus	$0	$2,000,000	1%	100%	1%
Performance Based Bonus	$0	$2,000,000	1%	100%	1%
			%	%	%

August 2018

(iii)	Compensation [do not complete if you completed (i) and (ii)]

Dollar Amount		% Amount		Increment
Min	Max	Min	Max
		%	%	%

(iv)	Director Compensation

Type of Compensation	Dollar Amount		% Amount		Increment
	Min	Max	Min	Max
Annual Retainer	$0	$2,000,000	1%	100%	1%
Meeting Fees Other:	$0	$2,000,000	1%	100%	1%
Other:			%	%	%
Other:			%	%	%

(b)	Election Period

(i)	Performance Based Compensation

A special election period

☒Does

☐Does Not

apply to each eligible type of performance based compensation referenced in Section 3.02 of the Adoption Agreement.

The special election period, if applicable, will be determined by the Employer.

(ii)	Newly Eligible Participants

An employee who is classified or designated as an Eligible Employee during a Plan Year

☒	May
☐	May Not

August 2018

elect to defer Compensation earned during the remainder of the Plan Year by completing a deferral agreement within the 30 day period beginning on the date he is eligible to participate in the Plan.

The special election period, if applicable, will be determined by the Employer.

(c)	No Participant Contributions

☐	Participant contributions are not permitted under the Plan.

August 2018

5.01	Employer Contributions

If Employer contributions are permitted, complete (a) and/or (b). Otherwise complete (c).

(a)	True-up Matching Contributions

	(i)	Amount

For each Plan Year, the Employer shall make a true-up matching contribution on behalf of each Participant who defers Compensation for the Plan Year and satisfies the requirements of Section 5.01(a)(ii) of the Adoption Agreement equal to [complete the ones that are applicable]:

(A)	☐	[insert percentage]% of the Compensation the Participant has elected to defer for the Plan Year

(B)	☒	An amount determined by the Employer in its sole discretion

(C)	☐	Matching contributions for each Participant shall be limited to $ and/or [insert percentage]% of Compensation

(D)	Other:

(E)		Not Applicable [Proceed to Section 5.01(b)]

(ii)	Eligibility for true-up matching contribution

A Participant who defers Compensation for the Plan Year shall receive an allocation of true-up matching contributions determined in accordance with Section 5.01(a)(i) provided he satisfies the following requirements [complete the ones that are applicable]:

(A)	☐	Describe requirements:

(B)	☒	Is selected by the Employer in its sole discretion to receive an allocation of true-up matching contributions

(C)	☐	No requirements

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(iii)	Time of Allocation

True-up matching contributions, if made, shall be treated as allocated [select one]:

(A)	☐	As of the last day of the Plan Year

(B)	☒	At such times as the Employer shall determine in its sole discretion

(C)	☐	At the time the Compensation on account of which the matching contribution is being made would otherwise have been paid to the Participant

(D)	☐	Other:

(b)	Restoration Contribution

	(i)	Amount

The Employer shall make a restoration contribution on behalf of each Participant who satisfies the requirements of Section 5.01(b)(ii) equal to [complete the ones that are applicable]:

(A)	☐	An amount equal to [insert percentage]% of the Participant’s Compensation

(B)	☒	An amount determined by the Employer in its sole discretion

(C)	☐	Contributions for each Participant shall be limited to $

(D)	☐	Other:

(E)	☐	Not Applicable [Proceed to Section 6.01]

(ii)	Eligibility for Restoration Contribution

A Participant shall receive an allocation of an Employer restoration contribution determined in accordance with Section 5.01(b)(i) for the Plan Year if he satisfies the following requirements [complete the one that is applicable]:

August 2018

(A)	☐	Describe requirements:

(B)	☒	Is selected by the Employer in its sole discretion to receive an allocation of an Employer restoration contribution

(C)	☐	No requirements

(iii)	Time of Allocation

An Employer restoration contribution, if made, shall be treated as allocated [select one]:

(A)	☐	As of the last day of the Plan Year

(B)	☒	At such times or times as the Employer shall determine in its sole discretion

(C)	☐	Other:

(c)	No Employer Contributions

Employer contributions are not permitted under the Plan.

August 2018

6.01	Distributions

The timing and form of payment of distributions made from the Participant’s vested Account shall be made in accordance with the elections made in this Section 6.01 of the Adoption Agreement except when Section 9.6 of the Plan requires a six month delay for certain distributions to Key Employees of publicly traded companies.

(a)	Timing of Distributions

	(i)	All distributions shall commence in accordance with the following [choose one]:

(A)	☒	As soon as administratively feasible following the distribution event but in no event later than the time prescribed by Treas. Reg. Sec. 1.409A-3(d).

(B)	☐	Monthly on specified day [insert day]

(C)	☐	Annually on specified month and day [insert month and day]

(D)	☐	Calendar quarter on specified month and day [insert month and day] Q[insert numerical quarter 1, 2, 3, or 4]

(ii)	The timing of distributions as determined in Section 6.01(a)(i) shall be modified by the adoption of:

(A)	☐	Event Delay – Distribution events other than those based on Specified Date or Specified Age will be treated as not having occurred for [insert number of months] months

(B)	☐

Hold Until Next Year – Distribution events other than those based on Specified Date or Specified Age will be treated as not having occurred for twelve months from the date of the event if payment pursuant to Section 6.01(a)(i) will thereby occur in the next calendar year or on the first payment date in the next calendar year in all other cases

(C)	☐	Immediate Processing – The timing method selected by the Plan Sponsor under Section 6.01(a)(i) shall be overridden for the following distribution events [insert events]:

(D)	☒	Not applicable

August 2018

(b)	Distribution Events

(i)

Participants may elect the following payment events and the associated form or forms of payment. If multiple events for each year are selected, the earliest to occur will trigger payment. For installments, insert the range of available periods (e.g., 5-15) or insert the periods available (e.g., 5, 7, 9).

			Lump Sum	Installments
(A)	☒	Specified Date (for Participant Contributions under Section 4.01 only)	☒	2-5 years

(B)	☐	Specified Age	☐	years

(C)	☒	Separation from Service	☒	2-20 years

(D)	☐	Separation from Service plus 6 months	☐	years

(E)	☒	Separation from Service plus years [between 2 and 10 years]	☒	2-20 years

(F)	☐	Retirement	☐	years

(G)		Retirement plus 6 months	☐	years

(H)	☐	Retirement plus years [between 2 and 10 years]	☐	years

(I)	☐	Disability	☐	years

(J)	☐	Death	☐	years

(K)	☒	Change in Control	☒	2-20 years

The minimum deferral period for Specified Date or Specified Age event shall be 2 years.

Installments may be paid [select each that applies]

☐	Monthly

☐Quarterly

☒Annually

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(ii) RESERVED

(c)	Specified Date and Specified Age elections may not extend beyond age [insert age or “Not Applicable” if no maximum age applies].

(d)	Payment Election Override

Payment of the remaining vested balance of the Participant’s Account will automatically occur at the time specified in Section 6.01(a) of the Adoption Agreement in the form indicated upon the earliest to occur of the following events [check each event that applies and for each event include only a single form of payment]:

Events		Form of Payment

		Lump Sum	Installments

☐	Separation from Service	☐

☐	Separation from Service before Retirement	☐

☒	Death	☒

☒	Disability	☒

☐	Not Applicable	☐

(e)	Involuntary Cashouts

☒

If the Participant’s vested Account at the time of his Separation from Service does not exceed the applicable dollar limit under Section 402(g)(1)(B) of the Code, distribution of the vested Account shall automatically be made in the form of a single lump sum in accordance with Section 9.5 of the Plan.

	☐	There are no involuntary cashouts.

(f)	Retirement

	☐	Retirement shall be defined as a Separation from Service that occurs on or after the Participant [insert description of requirements]:

	☒	No special definition of Retirement applies.

August 2018

(g)	Distribution Election Change

A Participant

☒ Shall

☐ Shall Not

be permitted to modify a scheduled distribution date and/or payment option in accordance with Section 9.2 of the Plan.

As to distribution events other than a Specified Date event, a Participant shall generally be permitted to elect such modification 4 number of times.

Administratively, allowable distribution events will be modified to reflect all options necessary to fulfill the distribution change election provision.

(h)	Frequency of Elections

The Plan Sponsor

☒ Has

☐ Has Not

elected to permit annual elections of a time and form of payment for amounts deferred under the Plan. If a single election of a time and/or form of payment is required, the Participant will make such election at the time he first completes a deferral agreement which, in all cases, will be no later than the time required by Reg. Sec. 1.409A-2.

(i)	Disability

For Purposes of Section 2.11 of the Plan, Disability shall be defined as

☐ Total disability as determined by the Social Security Administration or the Railroad Retirement Board.

☒ As determined by the Employer’s long term disability insurance policy.

☐ As follows [insert description of requirements]:

☐ Not applicable.

August 2018

August 2018

7.01	Vesting
(a)	True-up Matching Contributions

The Participant’s vested interest in the amount credited to his or her Account attributable to true-up matching contributions shall be based on the following schedule:

☒	Years of Service	Vesting %

	0	0%	[insert “100” if there is immediate vesting]

	1	20%

	2	40%

	3	60%

	4	80%

	5	100%

	6%

	7%

	8%

	9%

☐	Other:

☐	Class year vesting applies:

☐	Not applicable.

August 2018

(b)	Restoration Contribution

The Participant’s vested interest in the amount credited to his Account attributable to Employer contributions other than true-up matching contributions shall be based on the following schedule:

☒	Years of Service	Vesting %

	0	0%	[insert “100” if there is immediate vesting]

	1	20%

	2	40%

	3	60%

	4	80%

	5	100%

	6%

	7%

	8%

	9%

☐	Other:

☐	Class year vesting applies:

☐	Not applicable.

August 2018

(c)	Acceleration of Vesting

The Participant’s vested interest in his Account will automatically be 100% upon the occurrence of the following events [select the ones that are applicable]:

(i)	☒	Death.

(ii)	☒	Disability.

(iii)	☒	Change in Control.

(iv)	☐	Eligibility for Retirement

(v)	☐	Other:

(vi)		Not applicable.

(d)	Years of Service

(i)	A Participant’s Years of Service shall include all service performed for the Employer and

☒ Shall

☐ Shall Not

include service performed for the Related Employer.

(ii)	Years of Service shall also include service performed for the following entities:

August 2018

(iii)	Years of Service shall be determined in accordance with [select one]:

	(A)	☐	The elapsed time method in Treas. Reg. Sec. 1.410(a)-7

	(B)	☐	The general method in DOL Reg. Sec. 2530.200b-1 through b-4

	(C)	☒	Participant’s Years of Service credited under:

Exponent, Inc 401(k)Employee Savings Plan

	(D)	☐	Other:

(iv)	☐	Not applicable.

(e)	Forfeitures for Misconduct or Violation of Non-Compete

Participants terminating employment prior to becoming 100% vested will forfeit the forfeitable percentage of their Account as indicated in accordance with the vesting schedule selected above.

(i)	☒	Misconduct (termination for Cause): gross misconduct within the meaning of Part 6 of Title I of ERISA, regarding group health continuation coverage.

(ii)	☒	Engaging in competition with the Employer: Participant engages in unlawful business competition with the Employer.

August 2018

8.01	Unforeseeable Emergency
(a)	A withdrawal due to an Unforeseeable Emergency as defined in Section 2.24:

☒	Will

☐	Will Not [if Unforeseeable Emergency withdrawals are not permitted, proceed to Section 9.01]

be allowed.

(b)	Upon a withdrawal due to an Unforeseeable Emergency, a Participant’s deferral election for the remainder of the Plan Year:

☒	Will

☐	Will Not

be cancelled.If cancellation occurs, the Participant may resume participation in accordance with Article 4 of the Plan.

August 2018

9.01	Investment Decisions

Investment decisions regarding the hypothetical amounts credited to a Participant’s Account shall be made by [select one]:

(a)	☒	The Participant or his Beneficiary

(b)	☐	The Employer

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10.01Trust

The Employer [select one]:

☒Does

☐Does Not

intend to establish a rabbi trust as provided in Article 11 of the Plan.

August 2018

11.01	Termination Upon Change In Control

The Plan Sponsor

☒	Reserves
☐	Does Not Reserves

the right to terminate the Plan and distribute all vested amounts credited to Participant Accounts upon a Change in Control as described in Section 9.7.

11.02	Automatic Distribution Upon Change In Control

Distribution of the remaining vested balance of each Participant’s Account

☐	Shall
☒	Shall Not

automatically be paid as a lump sum payment upon the occurrence of a Change in Control as provided in Section 9.7.

11.03	Change In Control

A Change in Control for Plan purposes includes the following [select each definition that applies]:

(a)	☒	A change in the ownership of the Employer as described in Section 9.7(c) of the Plan.

(b)	☐	A change in the effective control of the Employer as described in Section 9.7(d) of the Plan.

(c)	☐	A change in the ownership of a substantial portion of the assets of the Employer as described in Section 9.7(e) of the Plan.

(d)	☐	Not Applicable.

August 2018

12.01	Governing State Law

The laws of Delaware shall apply in the administration of the Plan to the extent not preempted by ERISA.

August 2018